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                                                                    EXHIBIT 10.7

EMPLOYMENT AGREEMENT BETWEEN INTEGCOM (PRESENTLY DVS INC.) AND LOUIS MASSAD DATED DECEMBER 22, 1999 IS HEREBY AMENDED AS FOLLOWS:

     1) Term of Employment: Termination of Employment Agreement extended to December 31, 2005.

     2) Scope of Employment, para.3 shall be deleted in its entirety and replaced by: Hours of Employment:
          - September 1, 2003 through December 31, 2003; 2 days per week - January 1, 2004 through December 31, 2005 ; 1 day per week - Employee will work additional day/s per week as requested by management.

     3) Compensation: Para.4 is deleted in its entirety and replaced as follows:
          - September 1, 2003 to December 31, 2003 shall be $3,000 per week - January 1, 2004 to December 31, 2005 shall be $1,500 per week - Additional days at $1,500 per day.

All other Terms of the Employment Agreement shall remain the same.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment. DVS Inc.


BY: Irv Witcosky                                      DATE 8 - 11 - 03
    ---------------------------------                      -----------
    Irv Witcosky, President


BY: Louis Massad                                      DATE 8 - 11 - 03
    ---------------------------------                      -----------
    Louis Massad, Employee